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                                                            EXHIBIT 21

                                              STIFEL FINANCIAL CORP. AND SUBSIDIARIES
                                             SUBSIDIARIES OF STIFEL FINANCIAL CORP.(1)

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                                                                                                NAMES UNDER WHICH
                      NAME                              STATE OF INCORPORATION               SUBSIDIARY DOES BUSINESS
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
     Stifel, Nicolaus & Company, Incorporated                  Missouri             Stifel, Nicolaus & Company, Incorporated
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               Alliance Realty Corp.                           Missouri                       Alliance Realty Corp.
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          Century Securities Associates, Inc.                  Missouri               Century Securities Associates, Inc.
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    Stifel, Nicolaus Insurance Agency, Inc.(2)                 Arkansas              Stifel, Nicolaus Insurance Agency, Inc.
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                S-N Capital Corp.(2)                           Missouri                         S-N Capital Corp.
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     Stifel Insurance Agency - Ohio, Inc.(4)                     Ohio                 Stifel Insurance Agency - Ohio, Inc.
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               Stifel Venture Corp.                            Missouri                        Stifel Venture Corp.
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           Stifel Asset Management Corp.                       Missouri                    Stifel Asset Management Corp.
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               Stifel CAPCO, L.L.C.                            Missouri                        Stifel CAPCO, L.L.C.
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             Stifel CAPCO II, L.L.C.                           Missouri                      Stifel CAPCO II, L.L.C.
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               Hanifen, Imhoff Inc.                            Colorado                        Hanifen, Imhoff Inc.
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        Stifel Financial Capital Trust I                       Delaware                  Stifel Financial Capital Trust I
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Stifel Nicolaus Insurance Agency of Missouri (2)               Missouri         Stifel Nicolaus  Insurance Agency of Missouri (2)
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
(1)Does not include corporations in which registrant owns 50% or less of the stock.

(2)Wholly owned subsidiary of Stifel, Nicolaus & Company, Incorporated.

(3)Wholly owned subsidiary of Stifel Asset Management Corp.

(4)Majority owned subsidiary of Stifel, Nicolaus & Company, Incorporated.
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